Exhibit 99.1
JP Morgan 3rd Annual Basics and Industrials Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New York City June 3, 2008

Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developing nations will increase energy use, putting pressure on global supply Electricity Usage per Capita Passenger Vehicles per 1,000 People 15,000 600 U.S. Italy U.S. Australia Australia 12,000 450 U.K. 9,000 S. Korea 300 -hours per capita Russia U.K. 6,000 Malaysia kilowatt Italy cars per 1000 people S. Korea 150 Russia Malaysia 3,000 Mexico Mexico China India India China 0 0 $0$ 10,000 $20,000 $30,000 $40,000 $0 $10,000 $20,000 $30,000 $40,000 GDP per capita (in U.S. $) GDP per capita (in U.S. $) Source: United Nations’ Human Development Report 2007, 2006 World Development Indicators (World Bank) Slide 3

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal’s advantage: billions of tons abundant, secure and widely dispersed of oil equivalent 200 Coal 100 Natural Gas 0 Oil Russia North America Europe Middle East China India Other Asia Pacific Central and South America Africa Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research Slide 4

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Largest U.S. coal plant build-out since 1980 is ongoing, but not enough to satisfy America’s energy needs Anticipated Supply Region for • Build-out of 16 GW equates to 59 Coal Plants Under Construction (in millions of tons) million tons of new annual coal demand over next five years 21 – Arch’s reserve base positioned to service two-thirds of these plants 14 • Roughly 8 GW – another 25 million tons – in advanced permitting stages 7 • Other fuels used for electric 0 generation are challenged to grow 2008 2009 2010 2011+ or represent niche players PRB CAPP Illinois NAPP Other · Reality is that we need all fuels –along with conservation and efficiency – to meet our growing energy needs Source: Platts and ACI Slide 5

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Reserve margins for the U.S. power grid will fall below target levels without adequate investment Year when reserve margin is expected to fall below target level, by region 2010 2009 2009 California New England S. Nevada Arizona 2011 New Mexico New York Rocky Mtn. 2012 2015 2009 America has long had one of the world’s most reliable power systems. Without investment, that could soon change. Source: NERC 2007 Long-Term Reliability Assessment Slide 6

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal is – and will remain – a vital part of America’s energy future U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day) ($/million Btu at 5/23/08) $22.15 >22x = OPEC Other $128 35% Imports per 30% $13.02 bbl >13x Coal: 94% Domestic 35% $0.97 Coal Natural Gas Oil Domestic OPEC Non-OPEC PRB Natural Crude 8800 Gas Oil FOB rail Wellhead (2009) (January 2009) Source: EIA, Platts, Argus Coal Daily and NYMEX Slide 7

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Over the long term, clean-coal technologies can broaden market demand for coal A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into transportation fuel emissions and transform transportation market coal into pipeline-quality • At current oil prices, natural gas • Likely to create coal-to-liquids significant off-peak facilities are • IGCC and CCS should demand for electricity economically feasible enable coal to prosper in a carbon-constrained world Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development Source: ACI Slide 8

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States 200% GDP +203% Electricity from 150% coal +182% 100% 50% US population +46% 0% -50% NOx -33% -55% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 • More progress is expected under existing regulations • Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 9

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developed nations must adopt climate solutions and export them to developing nations CO2 Emission Trends • China surpassed (1990 — 2030) the U.S. in GHG 15 Rest of emissions in 2007 Non-OECD 12 • The growth rate of GHG emissions in China developing nations 9 2 is likely to significantly Rest of OECD Gt of CO United States exceed that of 6 developed nations 3 • Developed nations must invest in more clean coal technology 0 research & development 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: IEA World Energy Outlook 2006, Guardian Slide 10

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Explosive growth in international coal markets underscores the shortage of energy around the globe Americas Europe/Africa Asia/Pacific Americas expected to Europe/Africa should Asia’s net exports almost double net increase its net projected to decline coal exports in 2008 imports in 2008 significantly in 2008 – Driven by increase in – Significant export – Driven by strong exports from USA declines from economic growth in South Africa developing nations Americas imports expected to decline – Large switch from – Severe supply from 2007 levels domestic to imported constraints in coal in Europe traditional coal – Driven by lower export nations – Coal production import levels into USA declines in Europe Global coal supply and demand flows suggest that the world is short of coal by 25 million to 35 million metric tons in 2008, with continued significant supply deficits in 2009 and beyond Source: ACI Slide 11

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL In the United States, Arch expects growth in coal demand to accelerate over the next three years (in million tons) 2008 2009 2010 Growth at Existing Coal Plants +11 +11 +11 New Coal Plant Demand 1/ 4 22 19 Increase in Gross Exports 20 10 10 Decline in Imports 8 1 - Incremental Demand Growth +43 +44 +40 Cumulative +87 +127 1/ Net of coal plant retirements. • U.S. coal demand to grow by more than 3% annually through 2010 – U.S. coal generation fleet has increased average utilization by 1 percent annually over the past 10 years – New coal plant build-out will expand coal consumption meaningfully – U.S. is expected to become a more significant net exporter given shortage of coal supply worldwide and available port capacity Source: ACI and Platts Slide 12

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL U.S. coal supply growth is not keeping pace with projected U.S. coal demand so far in 2008 1Q08 Estimated Production Tons (Change in Output by Region vs. 1Q07) Producing Basin (in millions) N. Lignite: -0.7 million Power River Basin 123.6 Central Appalachia 58.3 Northern Appalachia 34.1 Powder River Basin Illinois Basin Illinois Basin 23.7 +9.5 million -2.4 million N. Appalachia Western Bituminous 18.0 -1.7 million Western Bit. Gulf Lignite 11.2 flat Northern Lignite 7.1 Four Corners 6.7 C. Appalachia Southern Appalachia 5.6 -0.4 million Other 0.9 Four Corners S. Appalachia Total 289.2 -1.1 million +0.4 million Gulf Lignite -0.3 million Other: -0.1 million 3.2 million Total U.S.: + Source: MSHA and ACI Note: Figures may not tie due to rounding Slide 13

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL PRB coal has gained market share in border states just east of the Mississippi River Border States East of MS Border States East of MS Border States East of MS Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2007 32% 78% 58% 50% 31% 69% 18% 22% 42% PRB Non-PRB PRB Non-PRB PRB Non-PRB • Eastern border state • By 1995, power plants • Current 69 percent power plants in Wisconsin, in these four states mix of PRB coal has Illinois, Tennessee and increased their mix of been achieved with Mississippi historically PRB coal from 22 relatively modest burned a small mix of percent to 42 percent capital investment PRB coal in just five years Source: ACI and Energy Velocity *Border states represent WS, IL, TN and MS Slide 14

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL We foresee increased PRB market expansion opportunities further east of the Mississippi River · Eastern power plants in Non-Border States East of MS non-border states are Burn by Coal Type circa 2007 generally comparable in design to plants in the border states 31% • Consequently, these non-51% border state plants should be able to increase their 18% PRB coal use significantly with minimal investment PRB • Based on historical PRB switching opportunity Non-PRB switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East exceeds 300 million tons Source: ACI and Energy Velocity Slide 15

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch Coal is positioned for the future • One of the largest coal producers in the U.S. • Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation – Supplies roughly 12% of U.S. coal needs – Provides source fuel for roughly 6% of U.S. electricity • Talented workforce operates large, modern mines • Industry leader in mine safety, productivity and reclamation Source: ACI Slide 16

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 2. Black Thunder [1] 2 3 2[1] 4 4 3 Western Central Bituminous Appalachia 1. Skyline 1. Mountain Laurel 2. Dugout 2. Coal-Mac 3. Sufco 3. Cumberland River 4. West Elk 4. Lone Mountain 2.9-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,753) (460) (376) (338) High-sulfur Source: ACI at 12/31/07 Slide 17

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is continuing to enhance reputation as a responsible energy company • Operating the world’s safest coal mines – Awarded MSHA’s Sentinels of Safety honor for operating the nation’s safest underground coal mines in 2006 and 2007 – Ranked first among coal industry peers for safety performance last year • Acting as responsible citizens and good environmental stewards – Inaugural 2007 social responsibility report elevates awareness of Arch’s environmental programs – Earned 3 National Good Neighbor Awards in 4 years • Achieving superior financial performance – Forbes recognized Arch as one of the 100 most trustworthy U.S. companies of 2008 – Expect 2008 to be a record earnings year for Arch Source: ACI, Forbes Slide 18

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization Legacy Liabilities of (at 12/31) $3,431 Largest U.S. Coal Companies (12/31/07, in millions) 83.9% Workers’ Comp Post-Retirement Medical Reclamation 58.0% Pension 46.2% 46.0% $1,302 38.9% $759 $389 $336 2000 2002 2004 2006 2007 Peer 1 Peer 2 Peer 3 Peer 4 ACI Source: SEC filings compiled by ACI Slide 19

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s mines are strategically positioned to respond to dynamic trends in coal markets Central Appalachia Western Bituminous Powder River Basin • Customers span five • Export growth and • Supply constraints in continents supply pressures in other regions and eastern U.S. are sufficient PRB rail • Expect to ship 4.5 boosting demand capacity should pull million tons into global coal east and domestic met • Arch benefits as markets in 2008; largest producer • Arch will benefit from 5-6 million in 2009 rising domestic prices • Have signed • Pursuing incremental significant export • In discussions to margin opportunities business export PRB coal Source: ACI Slide 20

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is advancing clean-coal technology development via a proposed coal-to-liquids plant in Wyoming World Total Liquids Production Mine-Mouth CTL Plant (in million barrels per day, per EIA) Non-OPEC 117.7 OPEC 84.3 48% 42% Transportation Fuel Chemical Feedstock 52% 58% 2005 2030 • World oil consumption needs are growing, and increasingly will be • Arch owns an equity interest in supplied by OPEC DKRW Advanced Fuels • CTL can have a positive impact • Proposed plant would capture CO2 on the U.S. economy, security to enhance recovery and environment in domestic oil fields Source: EIA and ACI Slide 21

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s selective approach to signing new contracts retains future upside potential Arch Unpriced Volume Benchmark Steam Coal Index Prices (in millions of tons at 3/31/08) ($/short ton for 2009 delivery as of 5/23/08; 52-week % price change ) $152.96 95-105 +135% 75-85 $98.13 +103% $56.00 +59% 8-13 $17.00 +73% PRB 8800 Utah/CO CAPP CSX CIF ARA 2008 2009 2010 11,700 12,500 11,275 0.8# SO2 Steam Coal Metallurgical Coal 0.9# SO2 1.4# SO2 <1.8# SO2 FOB railcar Source: ACI, Argus Coal Daily Slide 22

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch continuously evaluates all avenues for value creation Organic Growth Strategic Growth Invest in core businesses to Consider acquisitions or enhance profit growth and other investments that return on capital, evaluate strategically fit opportunities to further upgrade and create value and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 23

JP Morgan 3rd Annual Basics and Industrials Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New York City June 3, 2008